UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  November  21,  2000
                                                         -------------------
Virtualsellers.com,  Inc.
-------------------------
(Exact  name  of  registrant  as  specified  in  its  charter)

Canada                               000-14356                         911353658
------                               ---------                         ---------
(State  or  other                   (Commission                   (IRS  Employer
jurisdiction of  incorporation)     File  Number)           Identification  No.)

Suite  1000,  120  North  LaSalle  Street,  Chicago,  Illinois             60602
--------------------------------------------------------------             -----
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code  (312)  920-9120
                                                         ---------------

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

Pursuant to an Asset Purchase Agreement (the "Agreement") dated August 30, 2000, between Virtualsellers.com, Inc. (the "Company") and GoldPaint Internet Services Inc. of Temecula, California (the "Vendor"), on November 21, 2000, the Company acquired all of the assets of the Vendor, including 67 web hosting contracts between the Vendor and other internet-based businesses, seven programming and web design contracts, and certain computer hardware, software and office equipment (the "Assets"). Under the terms of the Agreement, the Company agreed to pay to the Vendor 200,000 common shares in the capital stock of the Company, issued at an agreed deemed value of $0.56 per share. The number of shares to be issued to the Vendor was arrived at through negotiations between the Company and the Vendor.

The Company will continue the Vendor's internet services business as a division of the Company. Pursuant to the Agreement, the Company will continue the employment of three of the four employees of the Vendor (the "Employees"), and in this regard, entered into employment contracts with each of the Employees. The continued employment of the Employees will significantly add to the internet services capacity of the Company.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

It is not practicable to provide financial statements of the acquired company prepared in accordance with the regulations on the date hereof. Accordingly, the required financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than February 4, 2001 (60 days after this Current Report on Form 8-K must be filed).

PRO  FORMA  FINANCIAL  INFORMATION

It is not practicable to provide the required pro forma financial statements on the date hereof. Accordingly, the pro forma financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than February 4, 2001 (60 days after this Current Report on Form 8-K must be filed).

EXHIBITS

2.     Plan  of  Acquisition

     2.1 Asset Purchase Agreement between the Company and GoldPaint Internet Services, Inc., dated August 30, 2000

     2.2 Intellectual Property Assignment between the Company and GoldPaint Internet Services, Inc., dated October 1, 2000

     2.3 Assignment and Assumption Agreement between the Company and GoldPaint Internet Services, Inc., dated October 1, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSELLERS.COM,  INC.


Date:  December  5,  2000          /s/  Dennis  Sinclair
                            Dennis  Sinclair,  President